                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                    FORM 8-K/A

                                  CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES AND EXCHANGE ACT OF 1934




                                  November 13, 1996
           ---------------------------------------------------------
                 Date of Report (Date of Earliest Event Reported)




                      INCOME OPPORTUNITY REALTY INVESTORS, INC.
       ------------------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)




        Nevada                           1-9525                75- 2615944
-------------------------------------------------------------------------------
(State of Incorporation)              (Commission              (IRS Employer
                                       File No.)            Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    ----------------



                                  Not Applicable
       ------------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


This Form 8-K/A amends a Form 8-K Current Report dated November 13, 1996 and filed November 27, 1996 by Income Opportunity Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)     Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1995 and the nine months ended September 30, 1996. A pro forma balance sheet as of September 30, 1996 is also presented.

A summary of the pro forma transaction follows:

On November 13, 1996, the Company purchased the Olympic Building, a 57,000 square foot office building in Los Angeles, California for $6.0 million, exclusive of commissions and closing costs.

The Company paid $1.5 million in cash and received mortgage financing of $4.5 million. The mortgage bears interest at a variable rate, currently at 9.25%, requires monthly principal and interest payments of $38,531 and matures November 2003. The purchase price is approximately 12.2% of the Company's assets at December 31, 1995.

In addition to the Olympic Building acquisition discussed above, in September 1996, the Company purchased the Daley Plaza Corporate Center, an office building in San Diego, California. The property was purchased for $7.1 million exclusive of commissions and closing costs. The Company paid $3.6 million in cash and financed the remainder of the purchase price. The mortgage secured by the property bears interest at 6% per annum and matures in 1997.

These proforma statements of operations present the Company's operations as if the purchase transactions described above had occurred at the beginning of each of the periods presented.








                      [THIS SPACE INTENTIONALLY LEFT BLANK.]

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996

                                                                                             Olympic
                                                                               Actual(1)     Building (2)   Pro forma
                                                                              -----------   -------------  -----------
                    Assets                                                             (dollars in thousands)
                    ------
Notes and interest receivable
  Performing...............................................................   $     1,995    $      --      $     1,995
                                                                              -----------    -----------    -----------
                                                                                    1,995           --            1,995
Less - allowance for estimated losses .....................................          --             --             --
                                                                              -----------    -----------    -----------
                                                                                    1,995           --            1,995
Foreclosed real estate held for sale, net of accumulated
  depreciation ............................................................           914           --              914

Less - allowance for estimated losses .....................................          --             --             --
                                                                              -----------    -----------    -----------
                                                                                      914           --              914
Real estate held for investment, net of accumulated
  depreciation ............................................................        46,352          6,319         52,671
Investments in partnerships ...............................................         2,351           --            2,351
Cash and cash equivalents .................................................         4,725         (1,876)         2,849
Other assets ..............................................................         3,185           --            3,185
                                                                              -----------    -----------    -----------
                                                                              $    59,522    $     4,443    $    63,965
                                                                              ===========    ===========    ===========

Liabilities and Shareholders' Equity
Liabilities
Notes and interest payable ................................................   $    34,472    $     4,500    $    38,972
Other liabilities .........................................................         2,538           --            2,538
                                                                              -----------    -----------    -----------
                                                                                   37,010          4,500         41,510
Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no par value; authorized
  shares, unlimited; issued and outstanding, 1,519,888 shares .............            15           --               15
Paid-in capital ...........................................................        64,804           --           64,804
  Accumulated distributions in excess of accumulated
  earnings ................................................................       (42,307)           (57)       (42,364)
                                                                              -----------    -----------    -----------
                                                                                   22,512            (57)        22,455
                                                                              -----------    -----------    -----------
                                                                              $    59,522    $     4,443    $    63,965
                                                                              ===========    ===========    ===========

---------------

(1) Includes the Daley Plaza Corporate Center which was acquired in September 1996.
(2) Assumes the acquisition of the Olympic Building occurred on September 30, 1996.

                  INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                  PRO FORMA
                           STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 1996


                                                        Olympic    Daley Corporate
                                        Actual       Building (1)     Center   (1)  Pro forma
                                      -----------    -----------   -------------  -----------
                                             (dollars in  thousands, except per  share)

Income
  Rents ...........................   $     6,149    $       615    $       993   $     7,757
  Interest ........................           248           --             --             248
                                      -----------    -----------    -----------   -----------
                                            6,397            615            993         8,005

Expenses
  Property operations .............         3,198            239            267         3,704
  Equity in (income) of
     investees ....................           (29)          --             --             (29)
  Interest ........................         1,803            312            161         2,276
  Depreciation ....................           792             95            113         1,000
  Advisory fee to affiliate .......           302           --             --             302
  General and administrative ......           918           --             --             918
                                      -----------    -----------    -----------   -----------
                                            6,984            646            541         8,171

Net income (loss) .................   $      (587)   $       (31)   $       452   $      (166)
                                      ===========    ===========    ===========   ===========



Earnings per share
  Net (loss) ......................   $      (.38)                                $      (.11)
                                      ===========                                 ===========


Weighted average shares of
  Common Stock used in
  computing earnings per
     share ........................     1,533,406                                   1,533,406
                                      ===========                                 ===========




----------------------

(1)  Assumes acquisition by the Company on January 1,
     1996.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995



                                                            Olympic    Daley Corporate
                                              Actual       Building (1)     Center   (1)  Pro forma
                                           -----------    -----------    -----------   -----------
                                             (dollars in  thousands, except per  share)
Income
  Rents ................................   $     7,688    $       820    $     1,324   $     9,832
  Interest .............................           231           --             --             231
                                           -----------    -----------    -----------   -----------
                                                 7,919            820          1,324        10,063


Expenses
  Property operations ..................         4,035            319            356         4,710
  Equity in losses of
     investees .........................           744           --             --             744
  Interest .............................         1,979            416            215         2,610
  Depreciation .........................         1,052            126            150         1,328
  Advisory fee to affiliate ............           316           --             --             316
  General and administrative ...........           699           --             --             699
                                           -----------    -----------    -----------   -----------
                                                 8,825            861            721        10,407


Net income (loss) ......................   $      (906)   $       (41)   $       603   $      (344)
                                           ===========    ===========    ===========   ===========



Earnings per share
  Net (loss) ...........................   $      (.57)                                $      (.22)
                                           ===========                                 ===========



  Weighted average shares of
  Common Stock used in
  computing earnings per
  share ................................     1,582,888                                   1,582,888
                                           ===========                                 ===========



(1)  Assumes acquisition by the Company on January 1,
     1995.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)     Financial statements of property acquired:


Exhibit
Number                                Description

 99.0 Audited Statement of Revenue and Direct Operating Expenses of Olympic Building for the year ended December 31, 1995.




                   -----------------------------------------




                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            INCOME OPPORTUNITY REALTY INVESTORS
                                            INC.






Date:       January 15, 1997                By: /s/ Thomas A. Holland
     -------------------------------           -------------------------
                                                Thomas A. Holland
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.

                                  EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                            Dated September 30, 1996




Exhibit                                                            Page
Number                     Description                            Number
------                     -----------                            ------
 99.0      Olympic Building Audited Statement of Revenues           8
           and Direct Operating Expenses for the year ended
           December 31, 1995.